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                                                                   Exhibit 10.14

                                                            [AT&T WIRELESS LOGO]

AT&T WIRELESS SERVICES, INC. 2001 LONG TERM INCENTIVE PLAN
EXECUTIVE RESTRICTED STOCK UNIT AWARD AGREEMENT AND TERMS AND CONDITIONS (Capitalized terms not otherwise defined in this Agreement have the same meanings as in the Plan.)

Pursuant to the AT&T WIRELESS SERVICES, INC. 2001 LONG TERM INCENTIVE PLAN (the "Plan"), you have been granted an award (the "Award") of restricted stock units (the "Restricted Stock Units"). Each Restricted Stock Unit, upon termination of the restrictions related thereto and any elected or required deferral period related to the Award, will be converted into one common share (a "Share") of AT&T Wireless Services, Inc. ("AT&T Wireless"). The Award is subject to the terms and conditions of the Plan, and to the additional terms and conditions set forth in this Agreement.

NAME
Address Line 1                 Social Security Number (US only)      xxx-xx-xxxx
Address Line 2                                         Plan ID
Address Line 3
Address Line 4
City, State, Zip

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                         AWARD DATE   12/01/02
            NUMBER OF UNITS AWARDED   50,000
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                AWARD VESTING DATES   12/1/03                             20,000
      (date Award vests and becomes
                           payable)   12/1/04                             20,000

                                      12/1/05                             10,000

                                      The Restricted Stock Units will vest and become payable in accordance with this section. The period beginning on the Award
                                      Date and ending on the day prior to the
                                      date on which any Restricted Stock Unit
                                      becomes payable (the "Vesting Date") is
                                      herein referred to as the "Restriction
                                      Period" with respect to any Restricted
                                      Stock Unit.

       [SHARES AVAILABLE ON VESTING   [All Shares will be rounded down to the
                             DATES]   nearest whole Share, and all rounded
                                      Shares will become payable in the final
                                      period.] [NOTE: ONLY USE THIS PROVISION IF
                                      YOU ARE USING PERCENTAGE VESTING -- I.E.,
                                      25% VESTS ON 12/1/03. IF USING WHOLE
                                      VESTING SUCH AS IN THIS SAMPLE, THIS
                                      PROVISION IS NOT NECESSARY.]
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       TERMINATION AND ACCELERATION   Any Restricted Stock Units that have not
       PROVISIONS                     vested in accordance with the schedule
                                      listed above will become fully vested
                                      and payable upon

                                            (a)   your death,

                                            (b)   termination of your employment
                                                  under an AT&T Wireless
                                                  approved disability plan (as
                                                  determined by the Committee in
                                                  its sole discretion), or

                                            (c)   your retirement upon
                                                  attainment of age 55 and AT&T
                                                  Wireless net credit service
                                                  requirements (as determined by
                                                  the Committee in its sole
                                                  discretion) of 10 years.

             ALL OTHER TERMINATIONS   Upon your termination of employment for
                                      any reason other than as described above,
                                      whether voluntary or involuntary, the
                                      Award will be IMMEDIATELY CANCELLED TO THE
                                      EXTENT NOT THEN VESTED AND PAYABLE.

            PAYMENT OF VESTED UNITS   Subject to any elected or required
                                      deferral period related to the Award, AT&T
                                      Wireless, within a reasonable period after
                                      the Restricted Stock Units are vested,
                                      will deliver to you or your legal
                                      representative a statement reflecting
                                      ownership of Shares in the form of book
                                      entry or certificates for the number of
                                      Shares with respect to which the
                                      Restricted Stock Units are vested. Neither
                                      you nor your legal representative will be,
                                      or have any of the rights and privileges
                                      of, a shareowner of AT&T Wireless in
                                      respect of any Shares distributable upon
                                      vesting of the Restricted Stock Units
                                      unless and until book entry for such
                                      Shares has been made or certificates have
                                      been issued.

               TRANSFERS AND LEAVES   Transfer to or from AT&T Wireless and any
                                      Affiliate will not be considered a
                                      termination of employment for purposes of
                                      this Agreement, nor will it be considered
                                      a termination of employment for purposes
                                      of this Agreement if you are placed on a
                                      military leave or other approved leave of
                                      absence, unless the Committee determines
                                      otherwise.

                DISCHARGE FOR CAUSE   Upon your termination of employment for
                                      Cause (as defined below), the Award will
                                      be immediately cancelled.

                        COMPETITION   The Award will be forfeited and cancelled
                                      if, without the consent of AT&T Wireless,
                                      while employed by or providing services to
                                      AT&T Wireless or after termination of such
                                      employment or services, you establish a
                                      relationship with a competitor of AT&T
                                      Wireless or engage in activity that is in
                                      conflict with or adverse to the interest
                                      of AT&T Wireless, as determined in
                                      accordance with AT&T Wireless
                                      Noncompetition Guidelines.
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
                  CHANGE IN CONTROL   Pursuant to the authority granted to the
                                      Committee under Section 11(a) of the Plan,
                                      the Restricted Stock Units that continue
                                      after a Change in Control, including any
                                      restricted stock units that result from
                                      the assumption of or substitution for the
                                      Restricted Stock Units in connection with
                                      the Change in Control, will not become
                                      fully vested and payable as of the date a
                                      Change in Control is determined to have
                                      occurred; provided, however, that such
                                      Restricted Stock Units will become fully
                                      vested and payable if, within two years of
                                      the Change in Control, your employment is
                                      terminated by AT&T Wireless or a successor
                                      company without Cause or if you terminate
                                      your employment for Good Reason.

                                      For purposes of this Agreement, "Cause"
                                      means the first occurrence of any of the following:

                                      (1)   Your conviction (including a plea of
                                            guilty or nolo contendere) of a
                                            felony involving theft or moral
                                            turpitude or relating to the
                                            business of AT&T Wireless or a
                                            successor company, other than a
                                            felony predicated on your vicarious
                                            liability.

                                      (2)   Your willful and continued failure
                                            to perform substantially your duties
                                            with AT&T Wireless or a successor
                                            company (other than any such failure
                                            resulting from incapacity due to
                                            mental or physical illness or
                                            injury).

                                      (3)   Your illegal conduct or gross
                                            misconduct that is materially and
                                            demonstrably injurious to AT&T
                                            Wireless or a successor company.

                                      (4)   Any conduct that would constitute a
                                            material violation of the standards
                                            set forth in any severance plan or
                                            program then in effect applicable to
                                            you, including, but not limited to,
                                            any material failure to devote all
                                            of your productive time, ability,
                                            attention and effort to the business
                                            and affairs of AT&T Wireless or a
                                            successor company and to the
                                            discharge of the responsibilities
                                            assigned to you, and to use your
                                            best efforts to perform faithfully
                                            and efficiently in such
                                            responsibilities.

                                      For purposes of this Agreement, "Good
                                      Reason" means the occurrence of any of the following events following a Change in Control, without your prior written consent, which is not cured by AT&T
                                      Wireless or a successor company within 20 days of your giving AT&T Wireless or a successor company written notice thereof and which results in your termination of employment within 90 days of such event:

                                      (1)   A reduction of at least 5% below
                                            your Required Compensation in your
                                            base salary or your target annual
                                            incentive bonus percentage.

                                      (2)   A reduction of at least 5% below
                                            your Required Compensation in the
                                            targeted value of your stock
                                            options, restricted stock units,
                                            restricted stock, performance shares
                                            and/or other equity incentive
                                            awards.

                                      (3)   A discontinuance of benefits
                                            provided to you under pension,
                                            welfare and fringe benefit plans,
                                            programs, policies and agreements
                                            that, in the aggregate, reduces the
                                            actuarial equivalent value of such
                                            benefits by at least 5%.

                                      (4)   A change in your work location that
                                            adds more than 50 miles to your
                                            daily round-trip commute as of the
                                            Change in Control.

                                      (5)   A substantial and adverse change in,
                                            or a substantial reduction of, your
                                            duties and responsibilities or a
                                            substantial diminution of your
                                            authority following the Change in
                                            Control including, but not limited
                                            to, (a) a change in duties or
                                            responsibilities or a diminution of
                                            authority that is the result of your
                                            ceasing to be an employee of an
                                            entity that is at least 55%
                                            publicly-traded (based on the then
                                            outstanding shares of common stock
                                            of AT&T Wireless or a successor
                                            company and the combined voting
                                            power of the then outstanding voting
                                            securities of AT&T Wireless or a
                                            successor company entitled to vote
                                            generally in the election of
                                            directors) or your becoming an
                                            employee of a subsidiary of AT&T
                                            Wireless or a successor company or
                                            (b) an adverse change in your
                                            reporting relationship with respect
                                            to the Chairman, Chief Executive
                                            Officer or President of AT&T
                                            Wireless or a successor company;
                                            provided, however, that there will
                                            not be a demotion for purposes of
                                            this paragraph based on isolated or
                                            inadvertent action which is remedied
                                            by AT&T Wireless or a successor
                                            company promptly after receipt of
                                            notice thereof from you.

                                      For purposes of this Agreement, "Required
                                      Compensation" means:

                                      (1)   The higher of (a) your base salary
                                            and target annual incentive bonus
                                            percentage in effect immediately
                                            prior to the Change in Control and
                                            (ii) your highest base salary and
                                            target annual incentive bonus
                                            percentage in effect any time
                                            thereafter; and

                                      (2)   The higher of (a) the aggregate
                                            targeted value of stock options,
                                            restricted stock units, restricted
                                            stock, performance shares and/or
                                            other equity incentive awards made
                                            available to officers in positions
                                            that are similarly situated to yours
                                            immediately prior to the Change in
                                            Control and (ii) the highest
                                            aggregate targeted value of stock
                                            options, restricted stock units,
                                            restricted stock, performance shares
                                            and/or other equity incentive awards
                                            made available to officers in
                                            positions that are similarly
                                            situated to yours at any time
                                            thereafter.
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                          DIVIDENDS   A cash payment in an amount equal to the
                                      dividend payable on one Share will be made
                                      to you on the record date for such
                                      dividend for each Restricted Stock Unit
                                      held by you that has not been forfeited,
                                      cancelled or converted to a Share and
                                      distributed.

                        WITHHOLDING   AT&T Wireless will have the right to
                                      deduct or cause to be deducted from, or
                                      collect or cause to be collected with
                                      respect to, any distribution hereunder any
                                      federal, state or local taxes required by
                                      law to be withheld or paid with respect to
                                      such distribution, as may be necessary, in
                                      AT&T Wireless's opinion, to satisfy such
                                      obligations. Upon AT&T Wireless's consent,
                                      you may elect to satisfy such withholding
                                      tax obligations by requesting that AT&T
                                      Wireless withhold Shares otherwise
                                      deliverable upon any distribution
                                      hereunder.

                    TRANSFERABILITY   At all times during the Restriction Period
                                      and any deferral period, the Restricted
                                      Stock Units awarded hereunder are
                                      nontransferable, and may not be pledged,
                                      assigned or alienated in any way.
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
                        BENEFICIARY   You may, in accordance with procedures
                                      established by the Committee, designate
                                      one or more beneficiaries to receive all
                                      or part of any distribution to be made
                                      hereunder in case of your death, and you
                                      may change or revoke such designation at
                                      any time. In the event of your death, any
                                      distribution hereunder that is subject to
                                      such a designation (to the extent such
                                      designation is valid and enforceable under
                                      applicable law) will be made to such
                                      beneficiary or beneficiaries in accordance
                                      with this Agreement. Any other
                                      distribution hereunder will be made to
                                      your estate. If there is any question as
                                      to the legal right of any beneficiary to
                                      receive a distribution hereunder, the
                                      amount in question may be paid to your
                                      estate, in which event neither AT&T
                                      Wireless nor any Affiliate will have any
                                      further liability to anyone with respect
                                      to such amount.

                  EMPLOYMENT RIGHTS   Neither the Plan nor the Award will be
                                      construed as giving you the right to be
                                      retained in the employ of AT&T Wireless or
                                      any Affiliate.

         OTHER CORPORATE PROVISIONS   If AT&T Wireless determines, on advice of
                                      counsel, that the listing, registration or
                                      qualification of the Shares on any
                                      securities exchange or under any state or
                                      federal law, or the consent or approval of
                                      any governmental or regulatory agency or
                                      authority, is necessary or desirable as a
                                      condition of or in connection with a
                                      distribution hereunder, no portion of the
                                      Award may be distributed until or unless
                                      such listing, registration, qualification,
                                      consent or approval has been effected or
                                      obtained.

                                      Any determination or decisions made or
                                      actions taken arising out of or in
                                      connection with the interpretation and
                                      administration of this Agreement and the Plan by the AT&T Wireless Board or the Committee will be final and conclusive.

                                      This Agreement may be amended by the AT&T
                                      Wireless Board or the Committee, provided that no such amendment may impair your rights hereunder without your consent.

                                      The validity, construction and effect of this Agreement will be determined in accordance with the laws of the State of Washington, without giving effect to principles of conflict of laws, and applicable federal law.

                       PLAN SUMMARY   The plan summary for the Plan is available
                                      for you to view and/or print on AT&T
                                      Wireless's Intranet site at
                                      http://people.entp.attws.com/Pay/Stock
                                      Options/docs/LongTermIncentiveAdjustment
                                      Plan.doc. You may also request a hard copy
                                      of the plan summary by calling (425)
                                      580-5973.
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

By your signature below, you agree that the Restricted Stock Units are granted under and governed by the terms of this Agreement, the Plan and the AT&T Wireless Noncompetition Guidelines. By your signature below, you also consent to the receipt of the Plan, the plan summary, the proxy statement and the annual report through AT&T Wireless's Intranet site.

ACCEPTED BY:                                       AT&T WIRELESS SERVICES, INC.

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Employee                         Date


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